Other Comprehensive Income (loss) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Schedule of components of AOCI, net of tax
Net unrealized gain on securities available for sale	$ 29,465	$ 25,101
Accumulated loss on effective cash flow hedging derivatives	(3,733)	(3,596)
Net unrecognized pension cost	(629)	(601)
Total	$ 25,103	$ 20,904